UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) September 15, 2003

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                1-13484                   34-1775913
          --------                -------                   ----------
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation          File Number)            Identification No.)


           5845 W. 82nd Street, Suite 102
                Indianapolis, Indiana                              46278
                                                                   -----
      (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (317) 875-5592



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibit is furnished herewith:

         99.1 Press Release of Cohesant Technologies Inc., dated September 15, 2003



Item 12.   Results of Operations and Financial Condition

A copy of the new release issued by Cohesant Technologies, Inc. on Monday, September 15, 2003, describing its results of operations for the quarter and nine months ended August 31, 2003, is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COHESANT TECHNOLOGIES, INC.

Date:    September 15, 2003   By:    /s/ Robert W. Pawlak
                              -----------------------------------------------
                                    Robert W. Pawlak, Chief Financial Officer